Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
10. Commitments and Contingencies
Contingencies
The Company recognized $15.7 million and $19.5 million in contingent liabilities related to Spaceflight, Inc. contracts as of September 30, 2025 and December 31, 2024, respectively, which is included in other non-current
liabilities in the unaudited condensed consolidated balance sheets.

12. Commitments and Contingencies
Contingencies
From time to time, the Company may have certain contingent liabilities that arise in the ordinary course of business activities. The Company will accrue a liability for such matters when it is probable that a liability has been incurred and the amount can be reasonably estimated. When only a range of a possible loss can be established, the most probable amount in the range is accrued. If no amount within this range is a better estimate than any other amount within the range, the minimum amount in the range is accrued. The accrual for a litigation loss contingency might include, for example, estimates of potential damages, outside legal fees and other directly related costs expected to be incurred.
The Company does not believe that any such matters, individually or in the aggregate, will have a materially adverse effect on the Company’s consolidated financial condition, results of operations, or cash flows.
The Company recognized approximately $19.5 million in contingent liabilities related to Spaceflight contracts as of December 31, 2024, which is included in other liabilities, less current portion in the consolidated balance sheet.